RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: R.H. DONNELLEY CORP
                     -------------------

3.   Underwriter from whom purchased: FIRST BOSTON BROKERAGE
                                      ----------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,395,000
                                                          ----------

6.   Aggregate principal amount of offering: $1,210,000,000
                                             --------------

7.   Purchase price (net of fees and expenses): $100.00
                                                -------

8.   Offering price at close of first day on which any sales were made: $100.00
                                                                        -------

9.   Date of Purchase: 1/13/06
                       -------

10.  Date offering commenced: 1/13/06
                              -------

11.  Commission, spread or profit: ______%              $2.13/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   _____   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      __X__   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: WESTLAKE CHEMICAL CORPORATION
                     -----------------------------

3.   Underwriter from whom purchased: DEUTSCHE MORGAN GREENFELL
                                      -------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $2,422,078
                                                          ----------

6.   Aggregate principal amount of offering: $249,185,000
                                             ------------

7.   Purchase price (net of fees and expenses): $99.67
                                                ------

8.   Offering price at close of first day on which any sales were made: $99.67
                                                                        ------

9.   Date of Purchase: 1/10/06
                       -------

10.  Date offering commenced: 1/10/06
                              -------

11.  Commission, spread or profit: ______%              $1.25/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   __X__   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      _____   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: HCA INC.
                     --------

3.   Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS
                                      ------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $8,468,429
                                                          ----------

6.   Aggregate principal amount of offering: $995,700,000
                                             ------------

7.   Purchase price (net of fees and expenses): $99.57
                                                ------

8.   Offering price at close of first day on which any sales were made: $99.57
                                                                        ------

9.   Date of Purchase: 2/3/06
                       ------

10.  Date offering commenced: 2/3/06
                              ------

11.  Commission, spread or profit: ______%              $1.13/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   __X__   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      _____   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: SOLECTRON CORPORATION
                     ---------------------

3.   Underwriter from whom purchased: BA SECURITIES INC.
                                      ------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $2,260,000
                                                          ----------

6.   Aggregate principal amount of offering: $150,000,000
                                             ------------

7.   Purchase price (net of fees and expenses): $100
                                                ----

8.   Offering price at close of first day on which any sales were made: $100
                                                                        ----

9.   Date of Purchase: 2/14/06
                       -------

10.  Date offering commenced: 2/14/06
                              -------

11.  Commission, spread or profit: ______%              $1.75/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   _____   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      __X__   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: QUEBECOR WORLD CAPITAL CORP
                     ---------------------------

3.   Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS
                                      ------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,020,000
                                                          ----------

6.   Aggregate principal amount of offering: $450,000,000
                                             ------------

7.   Purchase price (net of fees and expenses): $100
                                                ----

8.   Offering price at close of first day on which any sales were made: $100
                                                                        ----

9.   Date of Purchase: 3/1/06
                       ------

10.  Date offering commenced: 3/1/06
                              ------

11.  Commission, spread or profit: ______%              $1.31/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   _____   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      __X__   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: BALL CORPORATION
                     ----------------

3.   Underwriter from whom purchased: LEHMAN BROTHERS INC.
                                      --------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $5,987,940
                                                          ----------

6.   Aggregate principal amount of offering: $449,095,500
                                             ------------

7.   Purchase price (net of fees and expenses): $99.79
                                                ------

8.   Offering price at close of first day on which any sales were made: $99.79
                                                                        ------

9.   Date of Purchase: 3/7/06
                       ------

10.  Date offering commenced: 3/7/06
                              ------

11.  Commission, spread or profit: ______%              $1.25/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   __X__   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      _____   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: XEROX CORPORATION
                     -----------------

3.   Underwriter from whom purchased: GOLDMAN SACHS & CO.
                                      -------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,899,736
                                                          -----------

6.   Aggregate principal amount of offering: $695,891,000
                                             ------------

7.   Purchase price (net of fees and expenses): $99.41
                                                ------

8.   Offering price at close of first day on which any sales were made: $99.41
                                                                        ------

9.   Date of Purchase: 3/15/06
                       -------

10.  Date offering commenced: 3/15/06
                              -------
11.  Commission, spread or profit: ______%              $1.00/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   __X__   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      _____   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: MGM MIRAGE
                     ----------

3.   Underwriter from whom purchased: BA SECURITIES INC.
                                      ------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $15,525,000
                                                          -----------

6.   Aggregate principal amount of offering: $500,000,000
                                             ------------

7.   Purchase price (net of fees and expenses): $100
                                                ----

8.   Offering price at close of first day on which any sales were made: $100
                                                                        ----

9.   Date of Purchase: 3/22/06
                       -------

10.  Date offering commenced: 3/22/06
                              -------

11.  Commission, spread or profit: ______%              $0.63/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   _____   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      __X__   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------



April 18, 2006

                        RULE 10f-3 REPORT FORM FOR JPMIM

                               MANAGERS HIGH YIELD

                         RECORD OF SECURITIES PURCHASED
                              RULE 10f-3 PROCEDURES


1.   Name of Portfolio: MANAGERS HIGH YIELD FUND
                        ------------------------

2.   Name of Issuer: NEWFILED EXPLORATION COMPANY
                     ----------------------------

3.   Underwriter from whom purchased: MORGAN STANLEY & CO.
                                      --------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $3,010,000
                                                          ----------

6.   Aggregate principal amount of offering: $550,000,000
                                             ------------

7.   Purchase price (net of fees and expenses): $100
                                                ----

8.   Offering price at close of first day on which any sales were made: $100
                                                                        ----

9.   Date of Purchase: 3/29/06
                       -------

10.  Date offering commenced: 3/29/06
                              -------

11.  Commission, spread or profit: ______%              $1.00/ SHARE
                                                        ------------

12.  Have the following conditions been satisfied?                 Yes     No
                                                                  -----   -----
a.   The securities are:

     part of an issue registered under the Securities Act of
     1933 which is being offered to the public;                   __X__   _____

     Eligible Municipal Securities;                               _____   _____

     sold in an Eligible Foreign Offering; OR                     _____   _____

     sold in an Eligible Rule 144A Offering?                      _____   _____


b.   (1) The securities were purchased prior to the end of         Yes     No
     the first day on which any sales Yes No were made, at a      -----   -----
     price that is not more than the price paid by each
     other purchaser of securities in that offering or in
     any concurrent offering of the securities (except, in
     the case of an Eligible Foreign Offering, for any
     rights to purchase that are required by law to be
     granted to existing security holders of the issuer); OR      __X__   _____





April 18, 2006

     (2) If the securities to be purchased were offered for
     subscription upon exercise of rights, such securities
     were purchased on or before the fourth day preceding
     the day on which the rights offering terminates?             _____   _____

c.   The underwriting was a firm commitment underwriting?         __X__   _____

d.   The commission, spread or profit was reasonable and fair
     in relation to that being received by others for
     underwriting similar securities during the same period?      __X__   _____

e.   The issuer of the securities, except for Eligible
     Municipal Securities, and its predecessors have been in
     continuous operation for not less than three years?          __X__   _____

f.   (1) The amount of the securities, other than those sold
     in an Eligible Rule 144A Offering (see below), purchased
     by all of the investment companies and other discretionary   _____   _____
     accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

     (i)  The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to
          qualified institutional buyers, as defined in Rule
          144A(a)(1), plus
                                                                  __X__   _____
     (ii) The principal amount of the offering of such class in any concurrent public offering?

g.   (1) No affiliated underwriter of the Purchasing Portfolio
     (or, in the case of a Multi-Adviser Portfolio, a Sleeve      __X__   _____
     thereof) was a direct or indirect participant in or beneficiary of the sale; OR

     (2) With respect to the purchase of Eligible Municipal
     Securities, such purchase was not designated as a group
     sale or otherwise allocated to the account of an affiliated  _____   _____
     underwriter?




h.   Information has or will be timely supplied to the
     appropriate officers of the Trust for inclusion on SEC       __X__   _____
     Form N-SAR and quarterly reports to the Trustees?


I have submitted these answers and completed this form based on all available information.

Name:         Madalina Duta
              -------------
Title:        Regulatory Reporting Manager
              ----------------------------
Date:         April 18, 2006
              --------------




April 18, 2006